AMENDMENT NO. 1
                                TO
                       INDEMNITY AGREEMENT

     This AMENDMENT NO. 1 TO INDEMNITY AGREEMENT is made as of the 18th day of September, 1996, by and between Stewart Enterprises, Inc., a Louisiana corporation (the "Corporation"), and ____________________ ("Indemnitee").

                           WITNESSETH:

     WHEREAS,  the  Corporation  has entered into  Indemnity
Agreements   (the   "Existing  Agreements")   with   certain
directors and officers, including Indemnitee; and

     WHEREAS, the Corporation is currently entering into Indemnity Agreements (the "1996 Agreements") with directors and an executive officer who joined the Corporation after the time of the execution of the Existing Agreements, and the Corporation desires to provide directors and officers who are parties to the Existing Agreements with the same rights with respect to insurance as are being provided to the directors and the officer who are parties to the 1996 Agreements.

     NOW THEREFORE, the Corporation and Indemnitee agree as follows:

          The term "Insurance Policy" in Section 2(e) of the
Existing Agreements is hereby amended so that it reads in its entirety as follows:

               The  term  "Insurance  Policy"
               shall  mean  the Directors and
               Officers Liability Policy that
               the Corporation  has  obtained
               from   CNA,   and  the  Excess
               Directors     and     Officers
               Liability  Policies  that  the
               Corporation has obtained  from
               Reliance  Insurance  Co.,  Old
               Republic  and  Gulf  Insurance
               Company,  on  behalf  of   its
               directors and officers for the
               policy    period    commencing
               September 27, 1995 and  ending
               September 27, 1996.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and signed as of the date indicated above.

                                  STEWART ENTERPRISES, INC.


                                  By:_________________________
                                  Name:_______________________
                                  Title:______________________


                                  INDEMNITEE:


                                   Name:_______________________